Putnam
High Yield
Municipal
Trust

Item 1. Report to Stockholders:
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The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Furthermore, on page 14, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's objective during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * For the fiscal year ended March 31, 2005, Putnam High Yield Municipal Trust had a total return of 5.53% at net asset value (NAV) and 0.50% at market price.

 * During the same period, the fund's benchmark, the Lehman Municipal Bond Index, returned 2.67%.

 * The average return for the Lipper High Yield Municipal Debt Funds (closed-end) category was 7.79%.

 * The fund's dividend was reduced to $0.0314 per share in October 2004. Please see page 6 for details.

 * See the Performance Summary beginning on page 11 for additional fund performance, comparative performance, and Lipper data.

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TOTAL RETURN FOR
PERIODS ENDED 3/31/05
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                                         Market
(inception 5/25/89)           NAV        price
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1 year                         5.53%      0.50%
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5 years                       31.11      27.82
Annual average                 5.57       5.03
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10 years                      69.60      39.28
Annual average                 5.42       3.37
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Annual average
(life of fund)                 6.41       4.83
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Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Performance commentary

Relatively low interest rates and an improving economy throughout most of the fiscal year ended March 31, 2005, intensified demand for lower-quality, higher-yielding bonds; drove up prices for these bonds; and caused them to outperform higher-quality, lower-yielding bonds. In this environment, based on results at NAV, your fund outperformed its benchmark, the Lehman Municipal Bond Index, which is composed of higher-quality bonds. However, the fund's performance was below the average for its Lipper peer group, primarily because its overall portfolio quality was higher. This higher quality reflects our efforts to increase the fund's diversification and reduce the risks of maintaining larger positions in more volatile issues. It is also important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results of the underlying portfolio, it may also be influenced by changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

FUND PROFILE

Putnam High Yield Municipal Trust is a leveraged fund that seeks to provide high current income free from federal income tax by investing in higher-yielding lower-rated municipal securities. The fund invests in a nationally diversified portfolio and draws on Putnam's extensive research capabilities to help manage the additional risk associated with high-yield bonds. The fund may be suitable for investors seeking tax-exempt income who are willing to accept the risks associated with below-investment-grade bonds and the use of leverage.


Market overview

Early in the fiscal year, signs of solid economic growth and rising corporate profits heightened investor concerns about potential interest-rate increases by the Federal Reserve Board (the Fed). This concern helped drive bond yields sharply higher and bond prices, which move in the opposite direction of yields, lower. After the Fed announced the first of what would be seven 0.25% increases in the federal funds rate during the fiscal year, bond market investors seemed relieved and, initially, rates trended downward modestly. This gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields remained virtually unchanged despite rising short-term rates. As shorter- and longer-term interest rates began to converge, the yield curve flattened.

The same conditions that led to rising interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and bonds rated BBB and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit spectrum, including BB- and B-rated bonds, turned in the strongest performance. Municipal bonds issued by the State of California also strengthened as the economy improved and rating agencies upgraded the state's credit rating from BBB to A during the year. Puerto Rico municipal bonds, which often trade in line with the top-performing state since these bonds are tax-exempt in all states, were also standout performers. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall for the year, and their prices rose accordingly. After underperforming for most of the year, airline-related industrial development bonds (IDBs) staged a comeback from distressed levels and outperformed over the trailing one-year period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds in this environment.

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MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 3/31/05
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Bonds
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Lehman Municipal Bond Index (tax-exempt bonds)                          2.67%
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Lehman Aggregate Bond Index (broad bond market)                         1.15%
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Lehman Government Bond Index (U.S Treasury and agency
securities)                                                             0.11%
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Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.87%
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Equities
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S&P 500 Index (broad stock market)                                      6.69%
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S&P Utilities Index (utilities stocks)                                 24.60%
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Russell 2000 Growth Index (small-company growth stocks)                 0.87%
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These indexes provide an overview of performance in different market sectors for the 12 months ended 3/31/05.
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Strategy overview

Given our expectation for rising interest rates, your portfolio's duration was relatively short, or defensive, at the beginning of the fund's fiscal year and we continued to shorten it further as the year progressed. Duration is a measure of a fund's sensitivity to changes in interest rates. A short duration may help protect principal when interest rates are rising, but it can reduce the fund's appreciation potential when rates fall. Although the Fed adjusted interest rates upward during the period, as we had expected, rates on long-term bonds trended downward for much of the period, limiting the fund's participation in the price rally. However, there were signs at the end of the period that the effects of the Fed's tightening policy were beginning to be felt at the long end of the curve as well.

Because we believed short-term rates would continue to rise, we began to reduce the fund's positions in inverse floating-rate securities during the period. Inverse floating-rate securities pay additional interest income when short rates fall and less interest income when short rates rise. By decreasing the fund's exposure to them, we took a defensive position against rising short-term rates.

We took advantage of continued price strength on higher-yielding bonds to reduce our position in this area, as we believe the high-yield rally has nearly run its course. In selling, we targeted issuers that we viewed least favorably and bonds that we felt had become overvalued. Among sectors, we added to the fund's position in land-secured bonds based on our favorable view of this sector and on the availability of attractive yields in this market segment. As conditions in the housing market are beginning to change and yield spreads have compressed, we expect to slow our pace of acquisitions in this sector. We reduced the fund's exposure to airline-related IDBs because we believe that their long-term fundamentals are no longer attractive.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
 COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                          3/31/04       9/30/04     3/31/05
Average effective
maturity in years             8.0           7.6         7.0

Duration in years             6.4           6.1         6.0

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

Early in the fiscal year, upgrades to the State of California's credit rating had a positive effect on the demand for all categories of the state's bonds. This, in turn, boosted the prices of California issues such as the fund's holdings in all bonds issued within the state, including the fund's holdings in certificates of participation issued by Vallejo, California for Marine World. The fund also benefited when bonds issued by the Philadelphia, Pennsylvania, School District were pre-refunded in July. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds, resulting in capital appreciation for bondholders, as occurred in this case. We sold the position and took profits in November.

The fund's positions in tobacco settlement bonds were generally rewarding, although it was a volatile period for this sector. High-yielding tobacco settlement bonds are secured by income promised to various states from settlements with tobacco companies. In what amounted to a threat to the stability of this income stream, the Department of Justice (DOJ) initiated a lawsuit against the major tobacco companies seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. In February 2005, the United States Court of Appeals effectively eliminated the claim and the price of tobacco settlement bonds rebounded. The fund owns tobacco settlement bonds issued in five states:
New Jersey, Rhode Island, Washington, California, and Wisconsin. However, we remain watchful of the situation, since this market has been buffeted by conflicting emotions, as optimism over the bonds' high yields is periodically overshadowed by concerns about ongoing legal challenges.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (17.1%)

Aa (1.4%)

A (13.0%)

Baa (34.9%)

Ba (20.6%)

B and below (7.2%)

VMIG1 (5.8%)

Footnote reads:
As a percentage of market value as of 3/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

There have been recent instances where we sold a bond because we felt it was at risk of credit distress and, following the sale, the bond appreciated in value. One example is Pocahontas Parkway Association Toll Road revenue bonds. This Virginia toll road's debt service costs have risen every year, but its revenue from tolls has been disappointing and there is widespread agreement within the investment community that the Parkway is at risk of default within the next few years. Some investors believe the state of Virginia will come to the rescue if default seems imminent, but we felt the risks were too great and sold off the issue in pieces in September. Although yield-hungry investors continued to bid up the price of the bonds after we sold them, we believe our decision will ultimately benefit the fund.

Similarly, we eliminated the fund's position in industrial development bonds (IDBs) issued for Delta Airlines and Northwest Airlines. IDBs are issued by municipalities but backed by the credit of the company benefiting from the financing. Investor perceptions about the backing company's health, or that of its industry group, affect the prices of these bonds more than the rating of the issuing municipality. The airline industry has been experiencing falling ticket prices coupled with soaring fuel costs. While some carriers have been able to reduce their labor costs, many are struggling or failing. The fund continues to hold small positions in IDBs issued for British Airways and Continental Airlines, but we have been selling off other, older positions in this sector in stages. Even though the yields on airline-related bonds continued to attract investors, lifting the price of the bonds, we do not believe the potential rewards in this situation justify the risks involved.

We have been continuing our strategy of selling non-callable bonds and buying callable bonds, as well as reducing the portfolio's duration in an effort to help preserve principal as short-term interest rates continued to rise while long rates remained relatively stable, flattening the yield curve.

Most of our recent acquisitions focused on land-secured bonds because we believe it is one of the few sectors that combines attractive yields and financial strength. Areas we like the most include California, Florida, and Nevada -- all states that are experiencing strong population growth. Our targets generally were large master-planned communities, where developers have thousands of homes in various phases of development. In these deals, developers typically purchase a large tract of land and use the proceeds of the initial bond offering for such municipal improvements as roads, sewer systems, and street lighting. Taxes paid by the developers are used to pay the interest on the bonds. The developers then sell large chunks of land to contractors who create developments that include homes, retail, and office properties. As builders acquire tracts, their taxes fund the issues. As people buy the new homes, their taxes pay the interest on the bonds, spreading out bondholders' risks still further. Since these issues are not rated, we are careful about which developments we choose, often dealing with developers we know from past experience.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Fund's dividend reduced

The management team's efforts to upgrade the quality of the portfolio and increase its diversification have resulted in a lower income stream for the fund. Additionally, several older holdings were called or matured during the period, requiring reinvestment of the assets at current lower interest rates. To reflect this reduction in earnings, the fund's dividend was reduced from $0.0335 to $0.0314, effective with the November 2004 distribution.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has continued to be stronger than expected and the impact of the Fed's seven 0.25% short-term rate increases since June 30, 2004, has only recently begun to ripple out across the yield curve. Based on sustained solid economic growth and continued robust corporate earnings, we expect the Fed to maintain its policy of increasing rates through 2005. Fed actions are likely to cause rising yields among bonds with shorter maturities and further flattening of the yield curve as short-term rates rise faster than long-term rates. We also expect more Fed tightening than is currently anticipated by the market, which means that we believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of that, we have positioned the fund defensively from a duration standpoint and are increasing its exposure to callable bonds, which are likely to outperform in a rising-rate cycle.

Among municipal bond sectors, we plan to selectively increase holdings in the single-family housing sector. We believe that the market has over-discounted the impact of mortgage prepayments on this sector, particularly in light of rising interest rates, which are likely to slow prepayments. We believe that the dramatic outperformance of lower-rated, higher-yielding bonds is now slowing and we plan to reduce our exposure to this area of the credit spectrum in favor of higher-quality issues. Despite recent outperformance, we remain bearish on airline-related IDBs in light of continued fundamental weakness in this sector. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure opportunistically. In general, we believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund's shares trade on a stock exchange at market prices, which may be lower than the fund's net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund's net asset value.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.
Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for March 31, 2005, and March 31, 2004.


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FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
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                                   $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -    $1,000,001
                   Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
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David Hamlin        2005     *
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Portfolio Leader    2004     *
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Paul Drury          2005     *
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Portfolio Member    2004     *
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Susan McCormack     2005     *
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Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------
James St. John      2005     *
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Portfolio Member    2004     *
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Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $____. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended March 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for March 31, 2005, and March 31, 2004.


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PUTNAM EXECUTIVE BOARD
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                                                      $1 -        $10,001 -   $50,001 -    $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
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Philippe Bibi                         2005      *
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Chief Technology Officer              2004      *
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John Boneparth                        2005      *
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Head of Global Institutional Mgmt     2004      *
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Joshua Brooks                         2005      *
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Deputy Head of Investments            N/A
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Kevin Cronin                          2005      *
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Head of Investments                   N/A
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Charles Haldeman, Jr.                 2005                *
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President and CEO                     2004      *
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Amrit Kanwal                          2005      *
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Chief Financial Officer               2004      *
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Steven Krichmar                       2005      *
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Chief of Operations                   N/A
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Francis McNamara, III                 2005      *
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General Counsel                       N/A
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Richard Monaghan                      2005      *
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Head of Retail Management             2004      *
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Richard Robie, III                    2005      *
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Chief Administrative Officer          2004      *
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Edward Shadek                         2005      *
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Deputy Head of Investments            N/A
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N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.

Performance summary

This section shows your fund's performance during its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


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TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 3/31/05
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                                                     Lipper
                                                     High Yield
                                         Lehman      Municipal
                                         Municipal   Debt Funds
                               Market    Bond        (closed-end)
                     NAV       price     Index       category average*
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1 year                5.53%     0.50%     2.67%       7.79%
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5 years              31.11     27.82     37.53       36.53
Annual average        5.57      5.03      6.58        6.40
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10 years             69.60     39.28     84.66       76.86
Annual average        5.42      3.37      6.33        5.84
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Annual average
Life of fund
(since 5/25/89)       6.41      4.83      6.96        6.22
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Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 1-, 5-, and 10-year periods ended 3/31/05, there were 15, 12, and 12 funds, respectively, in this Lipper category.


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PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/05
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Putnam High Yield Municipal Trust
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Distributions -- common shares
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Number                                            12
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Income 1                                          $0.3932
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Capital gains 1                                   --
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Total                                             $0.3932
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Distributions -- preferred shares                 Series A (900 shares)
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Income 1                                          $717.93
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Capital gains 1                                   --
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Total                                             $717.93
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Share value:                                      NAV           Market price
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3/31/04                                           $7.76         $7.04
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3/31/05                                            7.72          6.67
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Current return (common shares, end of period)
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Current dividend rate 2                           4.88%         5.65%
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Taxable equivalent 3                              7.51          8.69
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1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one common share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders Putnam High Yield Municipal
Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Municipal Trust, including the fund's portfolio, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
May 6, 2005


The fund's portfolio
March 31, 2005


Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
Q-SBLF                Qualified School Board Loan Fund
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (126.2%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.6%)
-------------------------------------------------------------------------------
      $550,000 Butler, Indl. Dev. Board Solid Waste
               Disp. Rev. Bonds (GA. Pacific
               Corp.), 5 3/4s, 9/1/28                BB+               $550,836
       500,000 Phenix City, Indl. Dev. Board
               Rev. Bonds (Mead Coated Board),
               Ser. A, 5.3s, 4/1/27                  Baa2               487,950
                                                                 --------------
                                                                      1,038,786

Arizona (2.9%)
-------------------------------------------------------------------------------
       500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB                539,720
     1,000,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 1/4s, 12/1/19        B-/P             1,047,180
       750,000 Coconino Cnty., Poll. Control
               Rev. Bonds (Tuscon/Navajo Elec.
               Pwr.), Ser. A, 7 1/8s, 10/1/32        Ba3                782,003
       325,000 Pima Cnty., Indl Dev. Auth.
               Rev. Bonds (Horizon Cmnty. Learning
               Ctr.), 5.05s, 6/1/25                  BBB-               320,132
       800,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village 1st.
               Mtg.), Ser. A, U.S. Govt. Coll.,
               8 1/4s, 6/1/15                        AAA/P              823,304
       500,000 Tempe, Indl. Dev. Auth. Sr. Living
               Rev. Bonds (Friendship Village),
               Ser. A, 5 3/8s, 12/1/13               BB-                507,740
     1,000,000 Yavapai Cnty., Indl. Dev. Auth.
               Solid Waste Disposal Rev. Bonds
               (Waste Management, Inc.), 4 5/8s,
               6/1/27                                BBB              1,002,160
                                                                 --------------
                                                                      5,022,239

Arkansas (1.8%)
-------------------------------------------------------------------------------
     1,475,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              1,484,440
       400,000 Independence Cnty., Poll. Control
               Rev. Bonds (Entergy, Inc.), 5s,
               1/1/21                                A-                 403,820
     1,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             1,134,970
                                                                 --------------
                                                                      3,023,230

California (11.5%)
-------------------------------------------------------------------------------
       560,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. Rev. Bonds (Waste
               Management, Inc.), Ser. A-2,  5.4s,
               4/1/25                                BBB                568,394
     1,500,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 1/4s, 5/1/20    A2               1,585,785
     2,500,000 CA State Public Wks. Board (Dept.
               Mental Hlth.), Ser. A, MBIA, 5s,
               6/1/25                                AAA              2,577,650
       875,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3, 5.1s, 5/15/25     Baa2               913,019
     1,500,000 CA Statewide Cmnty. Dev. Auth.
               Rev. Bonds (Daughters of Charity
               Hlth.), 5 1/4s, 7/1/25                BBB+             1,553,985
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     1,000,000 (No. 06-1 Eastlake Woods Area),
               6.1s, 9/1/21                          BB/P             1,039,890
       500,000 (No. 08-1 Otay Ranch Village Six),
               6s, 9/1/33                            BB-/P              501,810
       250,000 (No 07-I-Otay Ranch Village Eleven),
               5 7/8s, 9/1/34                        BB-/P              255,143
       350,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs. Dist. No. 10), 5 7/8s,
               9/1/28                                BB                 353,955
     2,000,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3             2,024,060
       985,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P                738,750
     1,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                A-               1,071,090
       500,000 Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds  (Assmt. Dist.
               No. 00-18-GRP 3), 5.55s, 9/2/26       BBB-/P             501,635
       250,000 Murrieta, Cmnty. Fac. Dist. Special
               Tax (No. 2  The Oaks Impt. Area A),
               6s, 9/1/34                            BB-                254,840
     1,000,000 Orange Cnty., Cmnty. Fac. Dist.
               Rev. Bonds  (Ladera Ranch - No. 1),
               6s, 8/15/25                           BBB              1,056,540
       250,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (No. 02-1
               Ladera Ranch), Ser. A,  5.55s,
               8/15/33                               BBB                254,208
       745,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds (Impt. Area
               No. 1), Ser. B, 6 3/8s, 9/1/30        BB+/P              759,960
       835,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P              873,919
     1,500,000 Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1), zero %, 9/1/14                 B/P                758,235
     2,000,000 Vallejo, COP (Marine World
               Foundation),  7.2s, 2/1/26            BBB-/P           2,103,840
                                                                 --------------
                                                                     19,746,708

Colorado (0.9%)
-------------------------------------------------------------------------------
     1,000,000 CO. Hlth. Fac. Auth.
               Rev. Bonds (Evangelical Lutheran),
               Ser. B, 3 3/4s, 6/1/34                A3                 990,850
       500,000 Montrose, Memorial Hosp. Rev. Bonds,
               6 3/8s, 12/1/23                       BBB-               529,500
                                                                 --------------
                                                                      1,520,350

Connecticut (0.5%)
-------------------------------------------------------------------------------
       750,000 CT State Dev. Auth. 1st. Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (Elim
               Street Park Baptist, Inc.), 5.85s,
               12/1/33                               BBB+               780,923

Delaware (0.6%)
-------------------------------------------------------------------------------
     1,000,000 GMAC Muni. Mtge. Trust 144A sub.
               notes, Ser. A1-2, 4.9s, 10/31/39      A3                 989,430

District of Columbia (0.6%)
-------------------------------------------------------------------------------
     1,000,000 DC G.O. Bonds, Ser. A, 5s, 6/1/27     Aaa              1,032,100

Florida (7.3%)
-------------------------------------------------------------------------------
       500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33 (acquired 04/23/02,
               cost $500,000) (RES)                  B/P                561,150
       750,000 CFM Cmnty. Dev. Dist. Rev. Bonds
               (Cap. Impt.), Ser. B, 5 7/8s, 5/1/14  BB-/P              766,080
     1,000,000 Double Branch Cmnty. Dev. Dist.
               Rev. Bonds, Ser. A, 6.7s, 5/1/34      BB/P             1,076,330
       495,000 Fishhawk, Cmnty. Dev. Dist. II
               Rev. Bonds, Ser. B, 5s, 11/1/07       BB-/P              498,351
       770,000 FL State Mid-Bay Bridge Auth.
               Rev. Bonds, Ser. A, 6.05s, 10/1/22    BBB/P              794,679
       250,000 Fleming Island, Plantation Cmnty.
               Dev. Dist. Special Assmt.
               Rev. Bonds, Ser. B, 7 3/8s, 5/1/31    BB/P               269,515
       575,000 Heritage Isle at Viera, Cmnty. Dev.
               Dist. Special Assmt., Ser. B, 5s,
               11/1/09                               BB/P               574,281
       500,000 Islands at Doral III, Cmnty. Dev.
               Dist. Special Assmt. Bonds, Ser.
               04-A, 5.9s, 5/1/35                    BB/P               509,285
     1,100,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Cypress Cove
               Hlth. Pk.), Ser. A,  6 3/8s, 10/1/25  BB-/P            1,106,578
     1,075,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-             1,057,843
       600,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB+                643,788
       500,000 Old Palm, Cmnty. Dev. Dist. Special
               Assmt. Bonds (Palm Beach Gardens),
               Ser. A, 5.9s, 5/1/35                  BB                 507,280
       500,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2                 532,735
       750,000 Reunion West, Cmnty. Dev. Dist.
               Special Assmt., 6 1/4s, 5/1/36        BB-/P              779,790
       750,000 South Bay Community Dev. Dist.
               Rev. Bonds,  5 3/8s, 5/1/13           BB-                749,528
       500,000 South Village Cmnty. Dev. Dist.
               Rev. Bonds, Ser. A, 5.7s, 5/1/35      BB-/P              501,225
       600,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P               631,698
       495,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds (Cap. Impt.), Ser. A,
               6 5/8s, 5/1/33                        BB                 513,919
       500,000 World Commerce Cmnty. Dev. Dist.
               Special Assmt., Ser. A-1, 6 1/2s,
               5/1/36                                BB-/P              511,010
                                                                 --------------
                                                                     12,585,065

Georgia (7.4%)
-------------------------------------------------------------------------------
     3,550,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 2.28s, 11/1/41                   VMIG1            3,550,000
     2,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/01/08                 A2               2,071,540
     2,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (Baptist Hlth. Care
               Syst.), U.S. Govt. Coll., 6 1/4s,
               10/1/18                               AAA              2,324,780
       175,000 Fulton Cnty., Res. Care Fac.
               Rev. Bonds (Canterbury Court), Class
               A, 6 1/8s, 2/15/34                    B+/P               174,396
     1,200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               10.574s, 8/1/10                       Aaa              1,206,408
       800,000 GA Med. Ctr. Hosp. Auth. VRDN,
               1.636s, 8/1/10                        Aaa                800,000
     1,750,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            Aaa              1,842,418
       805,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   B+                 819,973
                                                                 --------------
                                                                     12,789,515

Illinois (2.1%)
-------------------------------------------------------------------------------
     1,245,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2             1,031,532
       750,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                  782,708
               IL Hlth. Fac. Auth. Rev. Bonds
       225,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20                D/P                182,378
     1,115,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, U.S. Govt. Coll., 7 7/8s,
               7/1/20 (Prerefunded)                  AAA/P            1,151,684
       500,000 (Elmhurst Memorial Hlth. Care),
               5 5/8s, 1/1/28                        A2                 520,135
                                                                 --------------
                                                                      3,668,437

Indiana (3.0%)
-------------------------------------------------------------------------------
     2,500,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             2,584,900
       500,000 Jasper Hosp. Auth. Rev. Bonds
               (Memorial Hosp. Project), 5 1/2s,
               11/1/32                               AA                 520,050
     2,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             2,050,860
                                                                 --------------
                                                                      5,155,810

Iowa (2.0%)
-------------------------------------------------------------------------------
     2,430,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,936,169
       550,000 IA Fin. Auth. Retirement Cmnty.
               Rev. Bonds (Friendship Haven),
               Ser. A, 6 1/8s, 11/15/32              BB/P               541,679
                                                                 --------------
                                                                      3,477,848

Kentucky (0.2%)
-------------------------------------------------------------------------------
       305,000 Kentucky Econ. Dev. Fin. Auth.
               Rev. Bonds (First Mtg.), Ser. IA,
               6 1/2s, 1/1/29                        B-                 299,226

Louisiana (1.8%)
-------------------------------------------------------------------------------
       500,000 Desoto Parish, Rev. Bonds (Intl.
               Paper Co. Project), Ser. A, 5s,
               10/1/12                               Baa2               523,510
     1,720,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (Hlth. Care - St.
               James Place), Ser. A,  7s, 11/1/26    B-/P             1,646,281
     1,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa2             1,002,470
                                                                 --------------
                                                                      3,172,261

Maine (1.2%)
-------------------------------------------------------------------------------
       940,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1                974,658
     1,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba1              1,057,090
                                                                 --------------
                                                                      2,031,748

Maryland (0.8%)
-------------------------------------------------------------------------------
       500,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/15                       Baa1               548,890
       600,000 Westminster, Econ. Dev Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               6 1/4s, 5/1/34                        BB/P               617,952
       150,000 Westminster, Econ. Dev. Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               5 7/8s, 5/1/21                        BB/P               153,645
                                                                 --------------
                                                                      1,320,487

Massachusetts (7.4%)
-------------------------------------------------------------------------------
     1,000,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                BB-/P              979,050
               MA State Dev. Fin. Agcy. Rev. Bonds
       755,000 (Beverly Enterprises, Inc.), 7 3/8s,
               4/1/09                                B+/P               784,755
     1,000,000 (Boston Biomedical Research),
               5 3/4s, 2/1/29                        Baa3             1,017,700
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BBB-               854,970
       350,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               372,281
     1,575,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             1,711,553
     1,350,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               1,416,231
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,045,700
       500,000 (Caritas Christi Oblig. Group),
               Ser. A, 5 1/4s, 7/1/08                BBB                520,320
     1,355,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa              1,406,341
               MA State Indl. Fin. Agcy. Rev. Bonds
       250,000 (1st Mtge. Stone Institution &
               Newton), 7.9s, 1/1/24                 BB-/P              255,693
     1,531,530 (Evanswood Bethzatha),
               7.85s, 1/15/17 (In default) (NON)     D/P                  1,914
       500,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P              510,390
       620,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/09                                BBB/P              632,884
       600,000 (1st Mtge. Berkshire Retirement),
               Ser. A,  6 5/8s, 7/1/16               BBB-               606,834
       500,000 (1st Mtge. Brookhaven), Ser. B,
               5 1/4s, 1/1/17                        BBB/P              511,430
                                                                 --------------
                                                                     12,628,046

Michigan (4.9%)
-------------------------------------------------------------------------------
       900,000 Dickinson Cnty., Econ. Dev. Corp.
               Poll. Control Rev. Bonds (Intl.
               Paper Co.), Ser. A, 4.8s, 11/1/18     Baa2               898,191
       500,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2                469,580
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,043,540
       600,000 MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds (Genesee Pwr.
               Station), 7 1/2s, 1/1/21              B/P                550,620
     1,350,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Worthington Armstrong
               Venture), U.S. Govt. Coll., 5 3/4s,
               10/1/22                               AAA/P            1,521,207
               Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds
       500,000 6 7/8s, 7/23/09                       Ba3                516,625
       250,000 6 3/4s, 7/23/09                       Ba3                258,468
     3,000,000 Whitmore Lake, Pub. School Dist.
               G.O. Bonds, FGIC, Q-SBLF, 5s, 5/1/28  Aaa              3,100,500
                                                                 --------------
                                                                      8,358,731

Minnesota (2.5%)
-------------------------------------------------------------------------------
     1,500,000 Cohasset, Poll. Control Rev. Bonds
               (Allete, Inc.), 4.95s, 7/1/22         A                1,521,000
       300,000 Duluth, Econ. Dev. Auth. Hlth. Care
               Fac. Rev. Bonds (BSM Properties,
               Inc.), Ser. A, AMBAC, 5 7/8s,
               12/1/28                               BB/P               297,513
       250,000 Minneapolis, Rev. Bonds (Walker
               Methodist Sr. Svcs.), Ser. C, 6s,
               11/15/28                              B+/P               201,303
     1,000,000 MN State Higher Ed. Fac. Auth.
               Rev. Bonds (The College of St.
               Catherine), Ser. 5-N1, 5s, 10/1/18    Baa1             1,031,490
       955,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. B,
               6 5/8s, 11/1/17                       Ba1                960,654
       250,000 St. Paul, Hsg. & Redev. Auth. Hosp.
               Rev. Bonds (Healtheast), Ser. B,
               5.85s, 11/1/17                        Ba1                250,185
                                                                 --------------
                                                                      4,262,145

Mississippi (0.7%)
-------------------------------------------------------------------------------
     1,000,000 Lowndes Cnty., Solid Waste Disp. &
               Poll. Control Rev. Bonds
               (Weyerhaeuser Co.), Ser. B, 6.7s,
               4/1/22                                Baa2             1,189,240

Missouri (2.1%)
-------------------------------------------------------------------------------
     1,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,063,360
       500,000 Kansas City, Indl. Dev. Auth. Hlth.
               Fac. Rev. Bonds  (First Mtg. Bishop
               Spencer), Ser. A, 6 1/2s, 1/1/35      BB-/P              513,725
     1,870,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              1,965,669
                                                                 --------------
                                                                      3,542,754

Montana (2.4%)
-------------------------------------------------------------------------------
       700,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa                732,935
     3,045,000 Forsyth, Poll. Control VRDN (Pacific
               Corp.), 2.33s, 1/1/18                 VMIG1            3,045,000
       250,000 MT State Board Inv. Exempt Fac.
               Rev. Bonds (Still Water Mining
               Project), 8s, 7/1/20                  B1                 265,438
                                                                 --------------
                                                                      4,043,373

Nevada (3.9%)
-------------------------------------------------------------------------------
     3,500,000 Clark Cnty., G.O. Bonds (Pk. & Regl.
               Justice Ctr.), FGIC, 5 5/8s, 11/1/19  Aaa              3,802,400
       250,000 Clark Cnty., Local Impt. Dist.
               Special Assmt. Bonds (No. 142),
               6.1s, 8/1/18                          BB-/P              254,890
               Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14)
       245,000 5.8s, 3/1/23                          BB-/P              252,960
       845,000 5.55s, 3/1/17                         BB-/P              867,807
       325,000 Las Vegas, Local Impt. Board Special
               Assmt.  (Dist. No. 607), 5.9s,
               6/1/18                                BB-/P              334,792
       250,000 Las Vegas, Special Impt. Dist.
               Rev. Bonds  (No. 809 - Summerlin
               Area), 5.65s, 6/1/23                  BB/P               250,973
     1,000,000 Washoe Cnty., Wtr. Fac. Mandatory
               Put Bonds (Sierra Pacific Pwr. Co.),
               5s, 7/1/09                            Ba2              1,001,370
                                                                 --------------
                                                                      6,765,192

New Hampshire (2.3%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     1,000,000 (NH College), 6 3/8s, 1/1/27          BBB-             1,033,530
       670,000 (Riverwoods at Exeter), Ser. A,
               6 3/8s, 3/1/13                        BB+/P              683,715
               NH Hlth. & Ed. Fac. Auth. Rev. Bonds
       600,000 (Huntington at Nashua), Ser. A,
               6 7/8s, 5/1/33                        B/P                616,188
       600,000 (Kendal at Hanover), Ser. A, 5s,
               10/1/18                               BBB                602,700
       490,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P              457,498
       650,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               635,577
     1,394,189 NH State Bus. Fin. Auth. Swr. &
               Solid Waste Rev. Bonds (Crown Paper
               Co.), 7 7/8s,  7/1/26 (In default)
               (NON)                                 D/P                     14
                                                                 --------------
                                                                      4,029,222

New Jersey (5.0%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       600,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P              632,904
     1,500,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              1,567,365
     1,000,000 (United Methodist Homes), Ser. A-1,
               6 1/4s, 7/1/33                        BB+              1,029,180
     1,000,000 (Cigarette Tax), 5 3/4s, 6/15/29      Baa2             1,041,190
       500,000 NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds (Trinitas Hosp. Oblig.
               Group), 7 1/2s, 7/1/30                Baa3               560,550
       250,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/8s, 7/1/22                        Baa1               258,205
     3,410,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds,  6 3/8s, 6/1/32           BBB              3,495,591
                                                                 --------------
                                                                      8,584,985

New Mexico (3.3%)
-------------------------------------------------------------------------------
       700,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/06                 Baa2               691,894
     4,900,000 Farmington, Poll. Control VRDN (AZ
               Pub. Service Co.), Ser. B, 2.28s,
               9/1/24                                VMIG1            4,900,000
                                                                 --------------
                                                                      5,591,894

New York (8.9%)
-------------------------------------------------------------------------------
       750,000 Huntington, Hsg. Auth. Sr. Hsg. Fac.
               Rev. Bonds (Gurwin Jewish Sr.
               Residence), Ser. A, 6s, 5/1/29        B+/P               715,133
     1,000,000 Metro. Trans. Auth. Svc. Contract
               Rev. Bonds, Ser. A , MBIA, 5 1/2s,
               1/1/20                                Aaa              1,101,990
       775,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Keyspan-Glenwood),
               5 1/4s, 6/1/27                        A                  791,957
     1,000,000 NY City, G.O. Bonds, Ser. C, 5 1/4s,
               8/1/11                                A1               1,080,760
               NY City, Indl. Dev. Agcy. Rev. Bonds
       800,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B-                 835,392
       600,000 (Liberty-7 World Trade Ctr.),
               Ser. A, 6 1/4s, 3/1/15                B-/P               606,414
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
       730,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Ba3                718,488
       200,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       BB+                191,176
     1,300,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             1,298,700
     1,500,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              1,227,690
     1,400,000 NY State Energy Research & Dev.
               Auth. Gas Fac. Rev. Bonds (Brooklyn
               Union Gas), 6.952s, 7/1/26            A+               1,491,434
     1,200,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 F261)                     BB-/P            1,266,552
               Port Auth. NY & NJ Rev. Bonds
               (acquired 12/9/98, cost $1,200,000)
               (RES)
       200,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P              211,614
       500,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P              529,110
       300,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds, 7s, 10/1/07    BB+/P              309,858
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P             1,067,110
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Retirement Rev. Bonds
               (Jefferson's Ferry), Ser. A, 7 1/4s,
               11/1/28                               BB-/P            1,079,120
       800,000 Syracuse, Indl. Dev. Agcy.
               Rev. Bonds (1st Mtge. - Jewish
               Home), Ser. A, 7 3/8s, 3/1/21         BB-/P              841,160
                                                                 --------------
                                                                     15,363,658

North Carolina (3.3%)
-------------------------------------------------------------------------------
     1,500,000 NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, Ser. C, 5.3s, 1/1/15      Baa2             1,572,585
       250,000 NC Med. Care Cmnty. Healthcare Fac.
               Rev. Bonds (Deerfield), Ser. A, 5s,
               11/1/23                               A-                 254,560
               NC Med. Care Comm. Retirement Fac.
               Rev. Bonds
       750,000 (1st Mtge. -Givens Estates Project),
               Ser. A, 6 1/2s, 7/1/32                BB-/P              778,364
       690,000 (First Mtg.), Ser. A-05, 5 1/2s,
               10/1/35                               BB+                679,960
       100,000 (First Mtg.), Ser. A-05, 5 1/4s,
               10/1/25                               BB+                 98,274
               NC State Muni. Pwr. Agcy. Rev. Bonds
     1,000,000 (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        A3               1,117,000
     1,000,000 Ser. A, FGIC, 5 1/2s, 1/1/13          AAA              1,110,870
                                                                 --------------
                                                                      5,611,613

North Dakota (0.6%)
-------------------------------------------------------------------------------
     1,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst. Oblig.
               Group), 7 1/8s, 8/15/24               A3               1,087,770

Ohio (3.2%)
-------------------------------------------------------------------------------
     1,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               1,087,870
     1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                A3               1,627,740
     1,000,000 OH State Higher Edl. Fac. Mandatory
               Put Bonds (Kenyon College Project),
               4.85s, 7/1/14                         A2               1,035,330
     1,250,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Mandatory Put Bonds
               (Cleveland Elec.), Class A, 3 3/4s,
               10/1/08                               Baa2             1,248,775
       500,000 Toledo-Lucas Cnty., Port Auth.
               Rev. Bonds  (CSX Transn, Inc.),
               6.45s, 12/15/21                       Baa2               570,945
                                                                 --------------
                                                                      5,570,660

Oklahoma (0.6%)
-------------------------------------------------------------------------------
     1,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA, 5 3/4s, 8/15/29                 Aaa              1,083,190

Oregon (1.2%)
-------------------------------------------------------------------------------
     1,000,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza),
               6 1/2s, 12/1/29                       BB-/P            1,009,550
       985,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,041,106
                                                                 --------------
                                                                      2,050,656

Pennsylvania (8.0%)
-------------------------------------------------------------------------------
       750,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Env. Impt. - USX
               Corp.), 6s, 1/15/14                   Baa1               797,984
       800,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-               860,623
       615,000 Erie-Western PA Port Auth.
               Rev. Bonds,  6 1/4s, 6/15/10          BBB                643,818
       250,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds  (Gen. Hosp.), 5 1/2s,
               3/15/26                               A                  260,262
       400,000 Montgomery Cnty., Indl. Auth.
               Resource Recvy. Rev. Bonds
               (Whitemarsh Cont Care), 6 1/4s,
               2/1/35                                B/P                407,300
       750,000 PA Convention Ctr. Auth. Rev. Bonds,
               Ser. A, 6 3/4s, 9/1/19                Baa2               767,872
               PA Econ. Dev. Fin. Auth. Rev. Bonds
     3,250,000 (MacMillan Ltd. Partnership), 7.6s,
               12/1/20                               Baa2             3,418,674
       500,000 (Amtrak), Ser. A, 6 3/8s, 11/1/41     A3                 519,394
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
       750,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P             768,134
       350,000 (Colver), Ser. D, 7.15s, 12/1/18      BBB-               357,916
     2,000,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-             2,010,440
     1,280,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Medicine), 5s, 12/1/12    A                1,341,247
       750,000 Philadelphia, Indl. Dev. Auth. Arpt.
               Rev. Bonds (Aero Philadelphia, LLC),
               5 1/2s, 1/1/24                        BB/P               712,920
       750,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                AAA/P              898,942
                                                                 --------------
                                                                     13,765,526

Puerto Rico (0.6%)
-------------------------------------------------------------------------------
     1,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             1,083,090

Rhode Island (1.2%)
-------------------------------------------------------------------------------
     2,025,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/8s, 6/1/32    BBB              2,032,351

South Carolina (1.8%)
-------------------------------------------------------------------------------
     1,250,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,309,950
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
       600,000 Ser. A, 7 3/8s, 12/15/21              Baa2               725,082
     1,000,000 Ser. C, 6s, 8/1/20                    Baa1             1,080,030
                                                                 --------------
                                                                      3,115,062

South Dakota (1.3%)
-------------------------------------------------------------------------------
     1,250,000 SD Hlth. & Ed. Fac. Auth.
               Rev. Bonds (Prairie Lakes), 5.65s,
               4/1/22                                Baa1             1,294,950
       960,000 SD Hsg. Dev. Auth. Rev. Bonds (Home
               Ownership Mtg.), Ser. H, 5s, 5/1/28   AAA                999,341
                                                                 --------------
                                                                      2,294,291

Tennessee (1.9%)
-------------------------------------------------------------------------------
     1,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                BBB+             1,770,870
       400,000 Johnson City, Hlth. & Edl. Facs.
               Board Retirement Fac. Rev. Bonds
               (Appalachian Christian
               Village), Ser. A, 6 1/4s, 2/15/32     BB-/P              401,392
               Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Hosp. Board Rev. Bonds (Methodist
               Hlth. Care)
       625,000 6 1/2s, 9/1/26                        A3                 737,875
       375,000 6 1/2s, 9/1/26                        A3                 436,125
                                                                 --------------
                                                                      3,346,262

Texas (6.1%)
-------------------------------------------------------------------------------
     1,000,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Sears Methodist
               Retirement), 5 7/8s, 11/15/18         BB/P             1,003,740
     1,000,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds, Ser. A, 6.1s, 8/1/24      Baa2             1,053,520
       700,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Ser. A, 5 1/4s,
               12/1/18                               A2                 742,959
               Houston, Arpt. Syst. Rev. Bonds
     1,450,000 (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,210,156
     1,800,000 Ser. B, FSA, 5 1/2s, 7/1/30           Aaa              1,925,478
       250,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB                255,290
     2,150,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.), 6s, 7/1/29     Baa3             2,150,860
     2,150,000 TX State Dept. of Hsg. & Cmnty.
               Affairs Rev. Bonds, Ser. C,
               GNMA/FNMA Coll., 6.9s, 7/2/24 (SEG)   AAA              2,155,332
                                                                 --------------
                                                                     10,497,335

Utah (1.9%)
-------------------------------------------------------------------------------
       800,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7 1/2s, 2/1/10                        BB-                820,088
     1,500,000 Tooele Cnty., Harbor & Term. Dist.
               Port Fac. Rev. Bonds (Union
               Pacific), Ser. A, 5.7s, 11/1/26       Baa2             1,556,955
       750,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1               803,318
                                                                 --------------
                                                                      3,180,361

Vermont (1.2%)
-------------------------------------------------------------------------------
     2,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              2,028,700

Virginia (1.5%)
-------------------------------------------------------------------------------
               Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A
       400,000 6.7s, 6/1/27                          BB+/P              420,036
       600,000 6 1/2s, 6/1/22                        BB+/P              635,046
       500,000 James Cnty., Indl. Dev. Auth.
               Rev. Bonds (Williamsburg), Ser. A,
               6 1/8s, 3/1/32                        BB-/P              520,435
     1,000,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3               1,025,830
                                                                 --------------
                                                                      2,601,347

Washington (0.3%)
-------------------------------------------------------------------------------
       500,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB                521,285

West Virginia (1.0%)
-------------------------------------------------------------------------------
     1,000,000 Marshall Cnty., Poll. Control VRDN
               (OH Pwr. Co.), Ser. E, 2.31s, 6/1/22  VMIG1            1,000,000
       825,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2                 644,185
                                                                 --------------
                                                                      1,644,185

Wisconsin (1.9%)
-------------------------------------------------------------------------------
     1,500,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            BBB              1,525,215
     1,600,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               1,683,472
                                                                 --------------
                                                                      3,208,687
                                                                 --------------
               Total Municipal bonds and notes
               (cost $210,596,275)                                 $216,735,774

Common stocks (0.1%) (a) (cost $1,428,766)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        29,974 Tembec, Inc. (Canada) (NON)                             $143,725
-------------------------------------------------------------------------------
               Total Investments
               (cost $212,025,041)                                 $216,879,499
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $171,803,689.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2005. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2005 was $1,827,702 or 1.1% of net asset value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for future contracts at March 31, 2005.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at March 31, 2005.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The fund had the following industry group concentrations greater than 10% at March 31, 2005 (as a percentage of net asset value):

      Health care             43.1%
      Utilities               21.2
      Transportation          10.4


Futures contracts outstanding at March 31, 2005

                      Number of                   Expiration    Unrealized
                      Contracts    Value          date          appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)         109          $11,909,950    Jun-05        $142,739
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (identified cost
$212,025,041) (Note 1):                                          $216,879,499
-------------------------------------------------------------------------------
Cash                                                                  633,801
-------------------------------------------------------------------------------
Interest and other receivables                                      3,506,279
-------------------------------------------------------------------------------
Receivable for securities sold                                        710,864
-------------------------------------------------------------------------------
Total assets                                                      221,730,443

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  56,203
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 699,970
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                  3,020
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,678,810
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          371,077
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             20,347
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 34,928
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,249
-------------------------------------------------------------------------------
Other accrued expenses                                                 61,150
-------------------------------------------------------------------------------
Total liabilities                                                   4,926,754
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (8,000 shares
authorized; 900 shares issued at $50,000 per share (Note 4)        45,000,000
-------------------------------------------------------------------------------
Net assets                                                       $171,803,689

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $201,220,227
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (123,427)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (34,290,308)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          4,997,197
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $171,803,689

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($171,803,689 divided by
22,267,310 shares)                                                      $7.72
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended March 31, 2005

Interest income:                                                  $11,634,067
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,510,039
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       87,001
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               100,990
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,289
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       18,729
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                122,617
-------------------------------------------------------------------------------
Other                                                                 181,339
-------------------------------------------------------------------------------
Total expenses                                                      2,036,004
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (24,952)
-------------------------------------------------------------------------------
Net expenses                                                        2,011,052
-------------------------------------------------------------------------------
Net investment income                                               9,623,015
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (4,062,883)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (364,971)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                           3,194,399
-------------------------------------------------------------------------------
Net loss on investments                                            (1,233,455)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $8,389,560
-------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (644,013)
-------------------------------------------------------------------------------
From ordinary income                                                   (2,126)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                $7,743,421
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended March 31
Increase (decrease) in net assets                       2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $9,623,015      $10,414,954
-------------------------------------------------------------------------------
Net realized loss on investments                  (4,427,854)     (10,581,441)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         3,194,399       15,434,320
-------------------------------------------------------------------------------

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (644,013)        (456,178)
-------------------------------------------------------------------------------
From ordinary income                                  (2,126)              --
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                      7,743,421       14,811,655
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (8,717,234)      (9,730,776)
-------------------------------------------------------------------------------
From ordinary income                                 (37,852)              --
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           (1,011,665)       5,080,879

Net assets
-------------------------------------------------------------------------------
Beginning of year                                172,815,354      167,734,475
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $123,427
and $304,735, respectively)                     $171,803,689     $172,815,354
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of year                                       22,267,310       22,267,310
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                900              900
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                  Year ended March 31
operating performance                             2005            2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                  $7.76           $7.53           $7.79           $8.22           $8.18
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                              .43             .47             .55             .61             .63
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.05)            .22            (.26)           (.46)            .06
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .38             .69             .29             .15             .69
-----------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.03)           (.02)           (.03)           (.04)           (.08)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shareholders)                .35             .67             .26             .11             .61
-----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-----------------------------------------------------------------------------------------------------------------------
From net investment income                        (.39)           (.44)           (.52)           (.54)           (.57)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.39)           (.44)           (.52)           (.54)           (.57)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)                    $7.72           $7.76           $7.53           $7.79           $8.22
-----------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)                    $6.67           $7.04           $6.97           $7.59           $8.22
-----------------------------------------------------------------------------------------------------------------------
Total return at market value (%)
(common shares) (a)                               0.50            7.54           (1.55)          (1.23)          21.63
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)                $171,804        $172,815        $167,734        $173,406        $182,614
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                      1.19            1.16            1.17            1.15            1.14
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                      5.26            5.84            6.70            7.04            6.74
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.67           36.95           34.56           18.38           12.30
-----------------------------------------------------------------------------------------------------------------------


(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2005

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC, ("Putnam Management"), an indirect wholly owned subsidiary of Putnam, LLC, believes to be consistent with prudent investment management. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2005, the fund had a capital loss carryover of $32,983,001 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
-------------------------------------------
    $7,978,665      March 31, 2006
     3,861,203      March 31, 2007
     1,445,345      March 31, 2008
     1,742,951      March 31, 2009
       865,353      March 31, 2010
       678,750      March 31, 2011
    12,315,216      March 31, 2012
     4,095,518      March 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2006, $570,356 of losses recognized during the period November 1, 2004 to March 31, 2005.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 2005 was 2.45%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2005, the fund reclassified $40,482 to increase distributions in excess of net investment income with a decrease to accumulated net realized losses of $40,482.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation             $9,253,811
Unrealized depreciation             (4,391,051)
                                  ------------
Net unrealized appreciation          4,862,760
Undistributed tax-exempt
income                                 680,217
Capital loss carryforward          (32,983,001)
Post October loss                     (570,356)
Cost for federal income
tax purposes                      $212,016,739

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended March 31, 2005, the fund paid PFTC $187,991 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2005, the fund's expenses were reduced by $24,952 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the year ended March 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,655,794 and $48,459,272, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 2005, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

---------------------------------------------------------------------------
Federal tax information
(Unaudited)

The fund has designated 99.58% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                          Preferred Shares

                                                       Votes
                                    Votes For          Withheld
----------------------------------------------------------------
John A. Hill                        870                30
Robert E. Patterson                 870                30


                                    Common and Preferred Shares

                                                       Votes
                                    Votes For          Withheld
----------------------------------------------------------------
Jameson Adkins Baxter               17,835,451         795,553
Charles B. Curtis                   17,844,050         786,954
Myra R. Drucker                     17,811,699         819,305
Charles E Haldeman, Jr.             17,805,054         825,950
Ronald J. Jackson                   17,848,098         782,906
Paul L. Joskow                      17,821,118         809,886
Elizabeth T. Kennan                 17,834,361         796,643
John H. Mullin III                  17,843,060         787,944
George Putnam, III                  17,831,126         799,878
A.J.C. Smith*                       17,825,639         805,365
W. Thomas Stephens                  17,834,713         787,291
Richard B. Worley                   17,813,718         817,286

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


Compliance certifications
(Unaudited)

On November 11, 2004, your fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the fund's principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things the fund's disclosure controls and procedures and internal control over financial reporting.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of March 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President,
Compliance Liaison and Staff Counsel
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  During  2002, Chief
Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer

Since 1993
Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information
About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison
and Staff Counsel

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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223899  5/05


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.


Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
March 31, 2005      $34,550     $20,900         $4,150    $--
March 31, 2004      $30,000     $18,516         $3,600    $31

For the fiscal years ended March 31, 2005 and March 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 25,050 and $ 22,147 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
March 31, 2005      $--             $--   $--         $--
March 31, 2004      $--             $--   $--         $--


Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker
Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy voting guidelines of the Putnam funds
-------------------------------------------

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I.  BOARD-APPROVED PROPOSALS
----------------------------

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan
(commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits
(excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
------------------------------------------------------------------
Transactions
------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.
As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters
----------------------

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS
--------------------------

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors
- accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS
---------------------------------------

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam
Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors
---------------------------------

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director"
is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters
-------------

The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The proxy voting procedures below explain the role of the funds' Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees
-------------------------------------------

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Office of the Trustees"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service
-------------------------------------------

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator
-------------------------------------------

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items
-------------------------------------------

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest
-------------------------------------------

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005


Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005